Provisions (Tables)	6 Months Ended
Jun. 30, 2018
Provisions [abstract]
Provisions
13. Provisions
	As at	As at
	30.06.18	31.12.17
	£m	£m
Payment Protection Insurance redress	1,374	1,606
Other customer redress	566	639
Legal, competition and regulatory matters	467	435
Redundancy and restructuring	121	159
Undrawn contractually committed facilities and guarantees[1]	289	79
Onerous contracts	129	225
Sundry provisions	343	400
Total	3,289	3,543

	Cumulativeactual to	Future expected	Sensitivity analysis increase/decrease
Assumption	30.06.18	policy claims	in provision
Customer initiated claims received and processed[2]	2,300	480	50k = £116m
Average uphold rate per claim[3] (%)	89	90	1% = £10m
Average redress per valid claim[4] (£ )	2,130	2,181	£100 = £43m

1 The balance as at 30 June 2018 includes IFRS 9 ECLs on committed facilities and guarantees.

2 Total mis-selling claims received directly by Barclays to date, including those received via CMCs but excluding those for which no PPI policy exists and excluding responses to proactive mailing. The sensitivity analysis has been calculated to show the impact a 50,000 increase or decrease in the number of customer initiated mis-selling policy claims would have on the provision level inclusive of operational costs.

3 Average uphold rate per customer initiated mis-selling claims received directly by Barclays and proactive mailings, excluding those for which no PPI policy exists. The sensitivity analysis has been calculated to show the impact a 1% change in the average uphold rate per claim would have on the provision level.

4 Average redress stated on a per policy basis for future customer initiated mis-selling complaints received directly by Barclays. The sensitivity analysis has been calculated to show the impact a £100 increase or decrease in the average redress per claim would have on the provision level.